Summary Prospectus
January 31, 2024

Wasatch Greater China Fund®
Investor: WAGCX — Institutional: WGGCX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at wasatchglobal.com. You can also get this information at no cost by calling 800.551.1700 or by sending an email to shareholderservice@wasatchfunds.com. The Fund’s prospectus and statement of additional information, each dated January 31, 2024 as supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	3.75%	2.37%
Interest Expense	0.02%	0.02%
Total Annual Fund Operating Expenses	4.77%	3.39%
Expense Reimbursement	(3.24)%	(2.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.53%	1.27%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% and 1.25%, respectively, of average daily net assets until at least January 31, 2025, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Greater China Fund — Investor Class	$156	$1,144	$2,138	$4,643
Greater China Fund — Institutional Class	$129	$843	$1,581	$3,533
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in companies of all market capitalizations that are tied economically to the Greater China Region.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities, typically common stock, of companies of all market capitalizations whose principal activities are economically tied to the Greater China Region. The equity securities in which the Fund may invest include common stock and depositary receipts, which are negotiable certificates typically issued by a bank representing stock owned in a foreign company. The Greater China Region includes: The People’s Republic of China (“PRC” or “China”), Hong Kong and Taiwan. The Advisor may make the determination about whether a security or instrument is economically tied to the Greater China Region based on one or more of the following criteria: (i) whether the issuer is organized under the laws of a country or administrative district within the Greater China Region; (ii) whether the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the Greater China Region; (iii) whether the issuer is headquartered or organized in the Greater China Region; (iv) whether the issuer’s principal place of business is in the Greater China Region; or (v) whether the security’s or instrument’s primary trading market(s) is in the Greater China Region.
The Fund may purchase common stock listed on the Hong Kong Stock Exchange (“H-Shares”), the Taiwan Stock Exchange, and those listed as “China A-Shares“ and “B-Shares” on the Shanghai Stock Exchange (SSE) (including the Science and Technology Board on the SSE) and the Shenzhen Stock Exchange (SZSE) (including the ChiNext Market on the SZSE) through programs available to foreign investors, including the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”), the Shenzhen-Hong Kong Stock Connect program (the “Shenzhen Connect”) (collectively, the “Stock Connect Programs”) and the Qualified Foreign Institutional Investor or Renminbi Qualified Foreign Institutional Investor programs. China A-Shares are the stock shares of mainland China-based companies that trade on the two Chinese stock exchanges, SSE and SZSE, and are quoted in renminbi. The Fund may also invest in companies economically tied to the Greater China Region by purchasing sponsored and unsponsored depositary receipts, including American, European and Global Depositary Receipts, and shares of Variable Interest Entities (“VIEs”), which are offshore shell companies that enter into contractual arrangements with China-based companies to gain economic exposure to those companies.
Some countries in the Greater China Region are considered to be emerging markets, including China.
Under normal circumstances, the Advisor travels extensively outside of the U.S. to visit the companies and expects to meet with senior management. The Advisor uses a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that the Advisor believes have above average revenue and earnings growth potential.
The Fund may be invested in the local currency of a country in the Greater China Region in connection with executing foreign security transactions.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were information technology, industrials, consumer staples, financials, consumer discretionary, and health care.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including China, Hong Kong, and Taiwan.
The Fund may invest in companies of any size, including early stage companies, which are companies that may be unproven and that may have limited or no earnings history, if the Advisor believes they have outstanding long-term growth potential.

The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Greater China Region Risk. The Fund is subject to risks associated with investments in the Greater China Region (China, Hong Kong and Taiwan). Economies of countries in the Greater China Region may differ from the economies of more developed countries in many respects, such as different rates of growth, inflation, capital reinvestment, government involvement, resource self-sufficiency, financial system stability and sensitivity to changes in global trade than more developed countries. The economies of countries in the Greater China Region, particularly their export-driven industries, may be adversely affected by developments in the economies and government actions of their principal trading partners, such as the imposition of trading restrictions. China’s domestic-oriented industries may be particularly sensitive to and adversely affected by changes in government policies and investment cycles. The United States and China have been engaged in an ongoing trade war and the imposition of protectionist trade policies, tariffs and other trade barriers as well as a slowdown in spending on goods and services from these countries and a downturn of global economic conditions may negatively affect the economies, industries and companies within the Greater China Region adversely impacting investments in the Greater China Region.
The markets in the Greater China Region may demonstrate high levels of risk, including, among others, high market volatility, less liquid or illiquid securities markets, currency fluctuations, interest rate fluctuations, political, economic and social instability, high default rates, confiscatory taxation, nationalization or expropriation of assets, limits on repatriation of currency, exchange control regulation (including currency blockage), potential regional and territorial conflicts, and differing legal, tax, audit, financial and reporting standards, practices and disclosure. Chinese companies and other foreign issuers, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. Chinese companies or other foreign issuers with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which would significantly decrease the liquidity and value of the securities. The ability to pursue legal remedies in China, including for fraud, may be difficult or impossible. Further, uncertain tax regulations or changes to such regulations could result in unexpected liabilities for the Fund.
The Chinese government exercises significant control over virtually every sector of China’s economy. Chinese governmental actions and the other governments’ actions and changes in their policies can have a significant effect on the economic conditions in a particular country, region, industry or issuer which could adversely affect the value and liquidity of investments. For example, a government may restrict investments in companies or industries considered important to national interests, intervene in financial markets of companies, maintain strict currency controls or impose repatriation restrictions. China has historically managed its currency in a tight range relative to the U.S. dollar but this may be subject to greater uncertainty if exchange control policies are modified. In addition, there is a risk of capital controls and/or sanctions being imposed which could impair the ability of the Fund to transact in the foreign securities and assets and limit the Fund’s ability to transfer the Fund’s assets or income back into the United States which may negatively impact the value and liquidity of the Fund’s assets and the ability for the Fund to pursue its strategies.
China’s border disputes and strained relations with many other neighboring countries, including its long-running conflicts with Taiwan, could adversely impact the economies of the countries in the Greater China Region. In addition, considerable political uncertainty exists within Hong Kong as a result of the Chinese government’s response to the protests in Hong Kong in recent years over political, economic and legal freedoms. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Chinese and Hong Kong markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Risks of Investing in Chinese Securities. The Fund intends to invest in the securities of Chinese companies through various securities markets and investment vehicles, including China-A Shares Stock Connect Programs or through qualified foreign investor programs, H-Shares, B-Shares, shares listed on U.S. exchanges, American Depositary Receipts (ADRs) and shares of Variable Interest Entities (“VIEs”) traded on a stock exchange (as described below).
The Chinese markets generally continue to experience inefficiencies, volatility and pricing anomalies resulting, among other things, from government influence, a lack of publicly available information and/or political and social instability. The China A Shares are the stock shares of mainland China-based companies that trade on the two Chinese stock exchanges – SSE and SZSE. Prices on these exchanges are quoted in renminbi. Investing in China A-Shares is subject to trading, clearance, settlement and other procedures which could pose risks to the Fund, including illiquidity risk, currency risk, legal and regulatory risk, execution risk, operational risk, tax risk and credit risk. Purchase and ownership of China A-Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks. SSE and SZSE are still developing and the market capitalization of and trading volumes on these exchanges may be lower and less liquid than more developed financial markets. China A-Shares markets are subject to a higher propensity for trading suspensions than other global equity market. Trading suspensions and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for the Fund.
In addition to China A-Shares, the Fund may invest in other classes of shares including B-Shares and H-Shares. B-Shares are allocated to both international and domestic investors and are denominated in U.S. dollars on the SSE and Hong Kong dollars on the SZSE. The B-Shares market is generally smaller and less liquid and has a smaller issuer base than the China A-Shares market. H-Shares are issued by companies incorporated in the PRC that derive substantial revenues from or allocate substantial assets in the PRC of issuers that also issue China A-Shares. H-Shares may trade at significant discounts or premiums to their China A-Share counterparts. These share classes are subject to the political and economic policies of China.
The Fund may invest in stocks listed on the Science and Technology Board on the SSE (STAR Market) by either participating in the initial public offering of companies to be listed on the STAR Market or purchasing stocks that have been listed on the STAR Market. Investing in the STAR Market may expose the Fund to the general risks of investing in Chinese securities, and additional risks, including liquidity risk, delisting risk, market risk, correlation risk, pricing risk and government policy risk.
Risks of Investing through Qualified Foreign Institutional Investor Status. The Fund may invest in China A-Shares through the Qualified Foreign Institutional Investor (“QFI”) or Renminbi Qualified Foreign Institutional Investor systems (together, the “QFII Programs”). Although the Fund itself is not a QFI, the Fund’s Advisor has QFI status through which the Fund can invest in QFI eligible securities. The QFI status of the Advisor may be revoked at any time including, in particular, for material violations of applicable rules or regulations to a QFI. If the Advisor loses its QFI status, the Fund may be unable to invest directly in QFI eligible securities and may be required to dispose of QFI eligible securities, which would likely have a material adverse effect on the Fund. In extreme circumstances, the Fund may incur significant loss if the Advisor’s QFI status is revoked/terminated or a key operator (such as the QFI custodian or broker) is bankrupt, in default or disqualified from performing its services (such as settlement of transactions).
Risks of Investing through Stock Connect. The Fund may invest in China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (i.e., the Stock Connect Programs). The Stock Connect Programs are securities trading and clearing link programs with an aim to achieve mutual stock market access between mainland China and Hong Kong. The Stock Connect Programs allow non-Chinese investors (such as the Fund) to purchase certain listed equities via brokers in Hong Kong, Stock Connect or on such other stock exchanges in China that participate in Stock Connect from time to time. There are significant risks inherent in investing in China A-Shares through a Stock Connect Program. Trading through Stock Connect Programs is subject to a number of trading, clearance, operations, settlement and other procedures and restrictions which could pose risks to the Fund and affect the Fund’s investments and returns and the ability to sell shares in a timely manner. Trading through the Stock Connect Programs is subject to a daily quota, which limits the maximum net purchases under the Stock Connect Program each day (although the Fund will be permitted to sell China A-shares regardless of the daily quota balance). The daily quota may restrict the Fund’s ability to invest in securities through Stock Connect Programs on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Stock Connect Programs will operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Therefore, an investment in securities through the Stock Connect Programs may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but Stock Connect Programs are not trading. The Stock Connect Programs do not have an extensive operating history and there is no certainty as to how current or new regulations will be interpreted or applied, and no assurance that the Stock Connect Programs will be continued.
The Fund may invest in securities listed on the ChiNext market of the SZSE via Shenzhen-Hong Kong Stock Connect. Listed companies on the ChiNext market are usually smaller companies. The listing requirements of ChiNext may be less stringent than those required of the main board. In addition to the risks herein, these companies are subject to higher fluctuation in stock prices, erratic and less liquidity than stocks listed on the main board of SZSE. The stock prices of these securities may be more susceptible to manipulation than those on the main board due to fewer circulating shares and be subject to valuation risks. Securities listed on ChiNext may be overvalued, which may not be sustainable. It also may be more common and faster for companies on ChiNext to delist which would adversely impact the Fund’s investment. Investments in securities listed on the ChiNext markets may result in significant losses to the Fund.
Risks of Variable Interest Entities. The Fund may invest a significant portion of its assets in securities of VIEs. In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a stock exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. The VIE arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through the formal equity ownership structure. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from.
Investments in VIEs are subject to risks in addition to those generally associated with investments in China. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs, changes in Chinese law with respect to the enforceability or permissibility of these arrangements, breaches of the contractual arrangements, or failure of these contracts to function as intended, among other things, would likely adversely affect an investment in a VIE. VIEs are also subject to the risk of inconsistent and unpredictable application of Chinese law, that the shell company may lose control over the operating company and that the equity owners of the operating company may have interests conflicting with those of the shell company’s investors. There is also uncertainty related to the Chinese taxation of VIEs, and the Chinese tax authorities may take positions which result in increased liabilities. Thus, investors, such as the Fund, face risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect VIEs and the enforceability of the VIEs contractual arrangement with the operating company. It is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares. If Chinese officials were to prohibit the existence of VIEs or these other material risks materialize, the value of investments in VIEs could be significantly adversely affected, and the Fund could incur significant losses with no recourse available.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. As noted, Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. In addition, U.S. listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Risks of Investing in Taiwanese Securities. In addition to the risks affecting the greater China and Asia regions, investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political, currency and economic risks. Political and economic developments of Taiwan’s neighbors may have an adverse effect on Taiwan’s economy. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.

Current Market and Economic Conditions Risk. Current market and economic conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market and economic conditions or events. For example, as a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and could continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. Actions taken by the Federal Reserve or foreign central banks may at times result in unusually high market volatility, may negatively impact companies, including banks and financial services companies, and negatively impact Fund performance. U.S. regulators have also proposed from time to time changes to market and issuer regulations which may impact the Fund, and any regulatory changes adopted could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations.
Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as performance and liquidity. Similarly, in October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency and companies. These events may negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions resulting from these hostilities may have a negative effect on certain Fund investments, including investments extending beyond any direct or indirect exposure the Fund may have to issuers of such countries or those of adjoining geographic regions.
The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.
The COVID-19 global pandemic or any future public health crisis and ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease or new diseases. As the COVID-19 pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others.
Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets. Further, the interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Common Stock Risk. The equity securities in which the Fund may invest include common stock. The value of an investment in common stock may fluctuate due to the many risks generally affecting equity securities described above. Accordingly, the value of common stock may fall due to, among other things, changes in the activities, performance and financial condition of particular companies whose securities the Fund owns; general market and economic trends; changes in the industries in which the issuers of securities held by the Fund operate; regulatory changes; interest rate and currency changes; and investor perceptions. In addition, common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility. The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company. The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Securities issued by companies incorporated outside the United States but whose securities are principally traded in the United States are still subject to many of the foreign securities risks such as economic and political risks. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security.
Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may also acquire and hold the local currency of a foreign country in foreign exchange markets primarily for the purpose of effecting foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, China also may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also have a significant effect on the value of the Fund’s holdings.
Depositary Receipts Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts. A depositary receipt is issued by a bank or trust company to evidence its ownership of securities of a non-local corporation. The Fund may invest in both sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and are alternatives to purchasing the underlying securities directly in their national markets and currencies. EDRs are receipts in bearer form traded in the European securities markets that evidence a similar ownership arrangement, and GDRs are receipts issued throughout the world that also evidence a similar ownership arrangement. Investments in depositary receipts may be subject to many of the same risks associated with direct investments in the securities of foreign companies, such as currency, political, liquidity, regulatory, economic and market risks because their values depend on the performance of non-dollar denominated underlying foreign securities. The depositary receipts may also involve higher expenses and may trade at a discount (or premium) to the underlying security and their values may change materially at times when the U.S. markets are not open for trading. In addition, the currency of a depositary receipt may be different than the currency of the underlying securities into which it may be converted. Movements in the exchange rate between the local currency of the foreign security and the currency in which the depositary receipt is denominated may adversely affect the value of the depositary receipt even if the price of the foreign security does not change on its market. Even if the depositary receipt is denominated in U.S. currency, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. The Fund also may invest in sponsored or unsponsored depositary receipts. A sponsored depositary receipt is issued by a depositary that has a relationship with the issuer of the underlying security. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, the holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information or as current of information as would a holder of a sponsored depositary receipt since the issuer is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to holders of unsponsored depositary receipts. Unsponsored receipts may also involve higher expenses, be less liquid and have more volatile prices.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Emerging Markets Risk. Within the Greater China Region, China and Taiwan are considered to be emerging markets. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector.
Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, ground transportation, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.

Consumer Staples Sector Risk. The consumer staples sector includes companies in the consumer staples distribution and retail, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Financials Sector Risk. The financials sector includes companies in the banks, financial services, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of financial services, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s portfolio companies may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.

Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Greater China Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2022	13.05%
Worst — 9/30/2022	-22.03%

Average Annual Total Returns (as of 12/31/23)	1 Year	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 11/30/2020)
Return Before Taxes	-25.09%	-19.79%	N/A
Return After Taxes on Distributions	-25.07%	-20.39%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-14.76%	-14.31%	N/A
Institutional Class (Inception Date 11/30/2020)
Return Before Taxes	-25.05%	N/A	-19.82%
MSCI China Index* (reflects no deductions for fees, expenses or taxes)	-11.20%	-17.25%	-17.25%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.

*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Dan Chace, CFA Lead Portfolio Manager Since Inception	Pedro Huerta, CFA Associate Portfolio Manager Since Inception	Allison He, CFA Associate Portfolio Manager Since Inception	Kai Pan, PhD Associate Portfolio Manager Since Inception

Kevin Unger, CFA Associate Portfolio Manager Since Inception
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.

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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
Investor: WAGCX — Institutional: WGGCX